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                                   SIGNATURES
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Thomas E. Jones, as Chief Executive Officer of CHAD Therapeutics, Inc. (the "Company"), and Earl L. Yager, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, that

         (1) the Company's Quarterly Report of Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 31, 2003                /S/ Thomas E. Jones
                                       -----------------------------------------
                                       Thomas E. Jones
                                       Chief Executive Officer
                                       Of
                                       CHAD Therapeutics, Inc.

Dated: October 31, 2003                /S/ Earl L. Yager
                                       ----------------------------------------
                                       Earl L. Yager
                                       Chief Financial Officer
                                       Of
                                       CHAD Therapeutics, Inc.